Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibility of

a Trustee Pursuant to Section 305(b)(2)

U.S. BANK NATIONAL ASSOCIATION

(Exact name of Trustee as specified in its charter)

31-0841368

I.R.S. Employer Identification No.

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

Raymond S. Haverstock

U.S. Bank National Association

60 Livingston Avenue

St. Paul, MN 55107

(651) 466-6299

(Name, address and telephone number of agent for service)

Inergy Midstream, L.P. *

NRGM Finance Corp.

(Issuer with respect to the Securities)

Delaware Delaware	20-1647837 46-1429970
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Two Brush Creek Boulevard Suite 200 Kansas City, Missouri	64112
(Address of Principal Executive Offices)	(Zip Code)

6.0% Senior Notes due 2020

Guarantees of 6.0% Senior Notes due 2020

(Title of the Indenture Securities)

Arlington Storage Company, LLC

(Exact name of registrant as specified in its charter)

Delaware	26-1179687
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Central New York Oil And Gas Company, L.L.C.

(Exact name of registrant as specified in its charter)

New York	76-0519844
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Finger Lakes LPG Storage, LLC

(Exact name of registrant as specified in its charter)

Delaware	20-3143796
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Inergy Gas Marketing, LLC

(Exact name of registrant as specified in its charter)

Delaware	70-620818
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Inergy Pipeline East, LLC

(Exact name of registrant as specified in its charter)

Delaware	27-1995912
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Inergy Storage, Inc.

(Exact name of registrant as specified in its charter)

Delaware	20-3143861
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

US Salt, LLC

(Exact name of registrant as specified in its charter)

Delaware	59-3525498
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Inergy Crude Logistics, LLC

(Exact name of registrant as specified in its charter)

Delaware	30-0585080
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Inergy Terminals, LLC

(Exact name of registrant as specified in its charter)

Delaware	27-4762190
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Inergy Dakota Pipeline, LLC

(Exact name of registrant as specified in its charter)

Delaware	27-4761975
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Inergy Midstream Operations, LLC

(Exact name of registrant as specified in its charter)

Delaware	37-1709059
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Washington, D.C.

b)	Whether it is authorized to exercise corporate trust powers.

Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

None

Items 3-15	Items 3-15 are not applicable because to the best of the Trustee’s knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

1.	A copy of the Articles of Association of the Trustee.*

2.	A copy of the certificate of authority of the Trustee to commence business, attached as Exhibit 2.

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, attached as Exhibit 3.

4.	A copy of the existing bylaws of the Trustee.**

5.	A copy of each Indenture referred to in Item 4. Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7.	Report of Condition of the Trustee as of June 30, 2013 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

*	Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.
**	Incorporated by reference to Exhibit 25.1 to registration statement on S-4, Registration Number 333-166527 filed on May 5, 2010.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 21st of August, 2013.

By:	/s/ Raymond S. Haverstock
Raymond S. Haverstock
Vice President

Exhibit 2

Comptroller of the Currency

Administrator of National Banks

Washington, DC 20219

CERTIFICATE OF CORPORATE EXISTENCE

I, Thomas J. Curry, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq, as amended, and 12 USC 1, et seq, as amended, has possession, custody, and control of all records pertaining to the chartering, regulation, and supervision of all national banking associations.

2. “U.S. Bank National Association,” Cincinnati, Ohio (Charter No. 24), is a national banking association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this certificate.

IN TESTIMONY WHEREOF, today,

February 27, 2013, I have hereunto

subscribed my name and caused my seal of

office to be affixed to these presents at the

U.S. Department of the Treasury, in the City

of Washington, District of Columbia.

Comptroller of the Currency

Exhibit 3

Comptroller of the Currency

Administrator of National Banks

Washington, DC 20219

CERTIFICATION OF FIDUCIARY POWER

I, Thomas J. Curry, Comptroller of the Currency, do hereby certify that:

1. The Office of the Comptroller of the Currency, pursuant to Revised Statutes 324, et seq, as amended, and 12 USC 1, et seq, as amended, has possession, custody, and control of all records pertaining to the chartering, regulation, and supervision of all national banking associations.

2. “U.S. Bank National Association,” Cincinnati, Ohio (Charter No. 24), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provision of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 USE 92a, and the authority so granted remains in full force and effect on the date of this certificate.

IN TESTIMONY WHEREOF, today,

February 27, 2013, I have hereunto

subscribed my name and caused my seal of

office to be affixed to these presents at the

U.S. Department of the Treasury, in the City

of Washington, District of Columbia.

Comptroller of the Currency

Exhibit 6

CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: August 21, 2013

By:	/s/ Raymond S. Haverstock
Raymond S. Haverstock
Vice President

Exhibit 7

U.S. Bank National Association

Statement of Financial Condition

As of 6/30/2013

($000’s)

6/30/2013
Assets
Cash and Balances Due From Depository Institutions	$6,618,511
Securities	74,478,321
Federal Funds	79,268
Loans & Lease Financing Receivables	226,554,158
Fixed Assets	4,958,016
Intangible Assets	13,125,133
Other Assets	23,519,520

Total Assets	$349,332,927
Liabilities
Deposits	$260,085,043
Fed Funds	2,946,249
Treasury Demand Notes	0
Trading Liabilities	639,343
Other Borrowed Money	27,488,313
Acceptances	0
Subordinated Notes and Debentures	4,836,320
Other Liabilities	13,040,945

Total Liabilities	$309,036,213
Equity
Common and Preferred Stock	18,200
Surplus	14,216,132
Undivided Profits	24,513,966
Minority Interest in Subsidiaries	$1,548,416

Total Equity Capital	$40,296,714
Total Liabilities and Equity Capital	$349,332,927